SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        April 15, 1999


                           HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
         ------------

 On April 15, 1999, the Corporation announced that its earnings for the first quarter ending April 4, 1999 may be below market expectations by $.03 per share. A copy of the press release dated April 15, 1999 announcing the Corporation's expectations regarding first quarter earnings is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 23, 1999
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                            HERSHEY FOODS CORPORATION



                                 By /s/ William F. Christ
                                    ----------------------------
                                    William F. Christ
                                    Senior Vice President, Treasurer and
                                    Chief Financial Officer


























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                             Exhibit Index - Page 3

                                  Exhibit Index



Exhibit No.        Description
-----------        -----------


   99              Press Release dated April 15, 1999






















































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